Acquisitions of business operations	12 Months Ended
Dec. 31, 2024
Acquisitions of business operations
Acquisitions of business operations

27 Acquisitions of business operations

Acquisitions of business operations in 2024

Gracell

On 22 February 2024, AstraZeneca completed the acquisition of Gracell Biotechnologies Inc. (Gracell), a global clinical-stage biopharmaceutical company developing innovative cell therapies for the treatment of cancer and autoimmune-diseases. Gracell will operate as a wholly-owned subsidiary of AstraZeneca, with operations in China and the US.

The acquisition enriches AstraZeneca’s growing pipeline of cell therapies with AZD0120 (formerly GC012F), a novel, clinical-stage T-cell (CAR-T: therapeutic chimeric antigen receptor) therapy. AZD0120 is a potential new treatment for multiple myeloma, as well as other haematologic malignancies and autoimmune-diseases, including Systemic Lupus Erythematosus (SLE).

The transaction is recorded as a business combination using the acquisition method of accounting in accordance with IFRS 3 ‘Business Combinations’. Consequently, the assets acquired, and liabilities assumed are recorded at fair value. The purchase price allocation review has been completed.

Fair value
$m
Intangible assets	1,038
Cash and cash equivalents[1]	212
Net deferred tax liability	(260)
Other immaterial net balances	(89)
Total net assets acquired	901
Goodwill	136
Consideration	1,037

1	Cash and cash equivalents acquired includes $3m relating to marketable securities.

The total consideration fair value of $1,037m comprises cash consideration of $983m and future regulatory milestone-based consideration of $54m. Intangible assets recognised relate to products in development, principally AZD0120, and were fair valued using the multi-period excess earnings method, which uses several estimates regarding the amount and timing of future cash flows. The key assumptions in the cash flows are the probability of technical and regulatory success, peak year sales and revenue erosion profiles.

The net deferred tax liability of $260m principally arises from the deferred tax impact of the uplift in fair value of intangible assets.

Goodwill of $136m has been recognised, which principally comprises the premium attributable to the core technological capabilities and knowledge base of the company. Goodwill is not expected to be deductible for tax purposes.

Gracell’s results have been consolidated into the Group’s results from 22 February 2024.

Fusion

On 4 June 2024, AstraZeneca completed the acquisition of Fusion Pharmaceuticals Inc., (Fusion) a clinical-stage biopharmaceutical company developing next-generation radioconjugates. The acquisition marks a major step forward in AstraZeneca delivering on its ambition to transform cancer treatment and outcomes for patients by replacing traditional regimens like chemotherapy and radiotherapy with more targeted treatments. As a result of the acquisition, Fusion became a wholly owned subsidiary of AstraZeneca, with operations in Canada and the US.

Immediately prior to the acquisition, AstraZeneca held approximately 1% shareholding in Fusion considered to have a fair value of $24m.

This acquisition complements AstraZeneca’s leading oncology portfolio with the addition of the Fusion pipeline of radioconjugates, including their most advanced programme, FPI-2265, a potential new treatment for patients with metastatic castration-resistant prostate cancer (mCRPC), and brings new expertise and pioneering R&D, manufacturing and supply chain capabilities in actinium-based radioconjugates to AstraZeneca.

The transaction is recorded as a business combination using the acquisition method of accounting in accordance with IFRS 3 ‘Business Combinations’. Consequently, the assets acquired, and liabilities assumed are recorded at fair value. The purchase price allocation review has been completed.

Fair value
$m
Intangible assets	1,326
Cash and cash equivalents	30
Current investments	87
Net deferred tax liability	(246)
Other immaterial net balances	51
Total net assets acquired	1,248
Goodwill	947
Consideration	2,195

The total consideration fair value of $2,195m includes cash consideration of $2,027m (net of $24m proceeds from disposal of the existing approximately 1% shareholding) and future regulatory milestone-based consideration of $144m. Intangible assets relating to products in development comprise the FPI-2265 ($848m), FPI-2059 ($165m) and AZD2068 ($313m) programmes. These were fair valued using the multi-period excess earnings method, which uses several estimates regarding the amount and timing of future cash flows. The key assumptions in the cash flows are the probability of technical and regulatory success, peak year sales and revenue erosion profiles.

The net deferred tax liability of $246m principally arises from the deferred tax impact of the uplift in fair value of intangible assets.

Goodwill amounting to $947m was recognised on acquisition and is underpinned by a number of elements, which individually could not be quantified. These include the premium attributable to a pre-existing, well positioned business in the innovation intensive biopharmaceuticals market with a highly skilled workforce, unidentified potential products that future research and development may yield, and the core capabilities and knowledge base of the company including radioisotope supply and manufacturing expertise. Goodwill is not expected to be deductible for tax purposes.

Fusion’s results have been consolidated into the Group’s results from 4 June 2024.

In December 2024, the intangible asset relating to product in development FPI-2059 was fully impaired by $165m due to decisions made to terminate the related activities and prioritise resources on the development of FPI-2265 and AZD2068 (see Note 10).

Acquisitions of business operations in 2023

On 16 January 2023, AstraZeneca completed the acquisition of Neogene Therapeutics Inc. (Neogene), a global clinical-stage biotechnology company pioneering the discovery, development and manufacturing of next-generation T-cell receptor therapies (TCR-Ts). The total consideration was $267m. Intangible assets of $100m and goodwill of $158m were recognised in the acquisition balance sheet, as well as a cash outflow of $189m, net of cash acquired. Following achievement of agreed milestones in 2024, contingent milestones-based consideration and non-contingent consideration of $120m is payable. Neogene’s results have been consolidated into the Group’s results from 16 January 2023.

Acquisitions of business operations in 2022

On 16 November 2022, AstraZeneca completed the acquisition of 100% of the issued shares of LogicBio Therapeutics, Inc. (LogicBio) based in Lexington, MA, US. LogicBio is a clinical-stage genetic medicine company pioneering genome editing and gene delivery platforms to address rare and serious diseases from infancy through adulthood. The total consideration was $72m. Cash of $68m was paid on the completion date, with $4m of outstanding options, which will be settled in cash, recorded in current Trade and other payables. Goodwill of $15m, assets of $82m, including $46m of intangible assets, and liabilities of $25m were recognised on acquisition. LogicBio’s results have been consolidated into the Group’s results from 16 November 2022.